UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

XERIS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40880	87-1082097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 West Fulton Street, Suite 1300
Chicago, Illinois 60607
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director Nerissa Kreher
On June 29, 2026, the Board of Directors (the “Board”) of Xeris Biopharma Holdings, Inc. (the “Company”) increased the size of the Board from seven (7) to eight (8) members, thereby creating a vacancy on the Board, and appointed Nerissa Kreher, M.D., to fill such vacancy, effective as of July 1, 2026. Dr. Kreher will serve as a Class III director and her term will expire at the Company’s 2027 annual meeting of stockholders, or until her earlier death, resignation, or removal. Dr. Kreher has not been appointed to any committees of the Board at this time.
Since January 2025, Dr. Kreher has served as Chief Medical Officer of Alltrna, an RNA (tRNA) platform company. Additionally, since July 2024, she has served as the Founder of Mountainview Clinical Development Consulting, a specialized advisory firm, where she provides fractional clinical development, medical affairs, and regulatory strategy services to early-stage biotech and life sciences companies. From March 2024 to December 2024, Dr. Kreher served as an interim Chief Medical Officer for Lucy Therapeutics and also was a clinical development consultant for several rare disease biotechnology companies. Prior to that, she served as Chief Medical Officer of Entrada Therapeutics, a publicly traded biotechnology company, from December 2020 to February 2024. She also held Chief Medical Officer roles at Tiburio Therapeutics (from March 2019 to December 2020) and AVROBIO (acquired by Tectonic Therapeutics) (from October 2016 to December 2018), where she oversaw clinical development for multiple gene therapy programs. Earlier in her career, she served as Global Head (VP) of Clinical and Medical Affairs at Zafgen (from March 2015 to July 2016) and held key roles at Shire (from April 2013 to March 2015) and Enobia Pharma (January 2011 until its acquisition by Alexion Pharmaceuticals in 2012). Following the acquisition, Dr. Kreher served as Executive Director, Metabolic Disorders at Alexion Pharmaceuticals until April 2013. Dr. Kreher has been an independent board member of Rezolute, Inc., a publicly traded biotechnology company, since March 2021. Dr. Kreher holds an M.D. from East Carolina University School of Medicine, an M.S. in Clinical Research from Indiana University, an Executive M.B.A. from Northeastern University, and a B.S. in Biology from University of North Carolina at Chapel Hill.
There is no arrangement or understanding between Dr. Kreher and any other person pursuant to which Dr. Kreher was selected as a director, and there are no family relationships between Dr. Kreher and any of the Company’s directors or executive officers. The Board has affirmatively determined that Dr. Kreher qualifies as independent under Nasdaq listing standards, and there are no transactions to which the Company is a party and in which Dr. Kreher has a direct or indirect material interest that requires disclosure under Item 404(a) of Regulation S-K.
In connection with her appointment, Dr. Kreher was granted an initial equity award consisting of options to purchase shares of the Company’s common stock and restricted stock units having a combined aggregate grant date fair value of approximately $450,000 under the Company’s non-employee director compensation program (the “Compensation Program”), including cash compensation as described in the Company's 10-K Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2026, which is incorporated herein by reference. Pursuant to the Compensation Program, beginning on the date of the Company’s 2027 annual meeting of stockholders and thereafter, Dr. Kreher will be eligible to receive an annual equity grant, consisting of options to purchase shares of the Company’s common stock and restricted stock units with an aggregate grant date fair value approximately equal to $300,000. Under the Compensation Program, initial equity awards vest in three equal annual installments on the first three anniversaries of the grant date, annual equity grants vest in full on the earlier to occur of the first anniversary of the grant date or the date of the next annual meeting of stockholders, in each case subject to the non-employee director's continued service to the Board through the applicable vesting date.
Dr. Kreher and the Company have entered into a standard indemnification agreement, substantially similar to the Company’s form of director indemnification agreement, a copy of which was filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026, and is incorporated herein by reference.
Board Leadership Structure
On June 29, 2026, the Board appointed John Shannon, the Company’s Chief Executive Officer, to serve as Chairperson of the Board, effective as of July 1, 2026. In connection with this leadership structure, the Board designated Marla S. Persky as the Company’s Lead Independent Director, as of July 1, 2026.

Item 7.01 Regulation FD Disclosure.
On June 30, 2026, the Company issued a press release announcing the appointment of Dr. Kreher to the Board and related Board leadership changes, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated June 30, 2026, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	Xeris Biopharma Holdings, Inc.

	By:	/s/ Steven M. Pieper
Name: Steven M. Pieper
Title: Chief Financial Officer